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                                                                   EXHIBIT 10.42


                               AMENDMENT NO. 2 TO
                          LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of March 17, 1999 and is entered into by and between BankAmerica Business Credit, Inc. ("Lender") and Paradyne Corporation ("Borrower"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).


                                   WITNESSETH

     WHEREAS, the Borrower and the Lender have entered into that certain Loan and Security Agreement dated as of July 31, 1996, as amended and supplemented (the "Agreement"); and

     WHEREAS, the Borrower desires to amend the Agreement and the Lender is willing to do so, subject to the terms and conditions stated herein;

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and Lender hereby agree as follows:

     Section 1. Amendment to the Agreement. The Lender and Borrower agree that the Agreement shall be amended as follows:

          A. Amendment to Section 1. The definition of "Availability" contained in Section 1 of the Agreement is amended by deleting the words "Forty-Five Million Dollars ($45,000,000)" and inserting in lieu thereof the words "Thirty-Five Million Dollars ($35,000,000)".

          B. Amendment to Section 2. The first sentence of Section 2.1 of the Agreement is amended to read as follows:

               "Subject to all of the terms and conditions of this Agreement, the Lender shall make available a total credit facility of up to $35,000,000 (the 'Total Facility') for Borrower's use from time to time during the term of this Agreement."

          C. Amendment to Section 3. Section 3.3 of the Agreement is amended to read as follows:

               "3.3 Unused Line Fee. For every month during the term of this Agreement, the Borrower shall pay the Lender a fee (the 'Unused Line Fee') in an amount equal to: (i) during any month that the amount determined under (y) below is equal to or greater than $15,000,000, three-eighths percent (0.375%) per annum, or (ii) during any month that the amount



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          determined under (y) below is less than $15,000,000, one-half percent
          (0.50%) per annum, multiplied by the average daily amount by which (x) $35,000,000 exceeded (y) the sum of (a) the average daily outstanding amount of Revolving Loans and (b) the average daily undrawn face amount of all outstanding Letters of Credit during such month, with the unpaid balance of Revolving Loans calculated for this purpose by applying payments immediately upon receipt. The Unused Line Fee, if any, shall be calculated on the basis of a year of three hundred sixty (360) days and actual days elapsed, and shall be payable to the Lender on the first day of each month with respect to the prior month."

     Section 2. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          A. Amendment. Fully executed copies of this Amendment signed by the Borrower and a ratification signed by the Guarantor shall be delivered to Lender.

          B. Resolution. A certificate executed by the Secretary or Assistant Secretary of Borrower certifying that the Borrower's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by Borrower of the Amendment shall be delivered to Lender.

          C. Other Documents. Borrower shall have executed and delivered to Lender such other documents and instruments as Lender may require.

     Section 3.  Miscellaneous.

          A. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

          B. Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

          C. Agreement Remains in Effect. The Agreement and the Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

          D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the



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     remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          E. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          F. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

          G. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

          H. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          I. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

     IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first written above.

                                        PARADYNE CORPORATION

                                        By:    /s/ PATRICK MURPHY
                                           -------------------------------------
                                        Name:  Patrick Murphy
                                        Title: CFO


                                        BANKAMERICA BUSINESS CREDIT, INC.

                                        By:    /s/ GARY WHITAKER
                                           -------------------------------------
                                        Name:  Gary Whitaker
                                        Title: VP



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                          CONSENTS AND REAFFIRMATIONS


     The undersigned hereby consents to the terms and conditions of that Amendment No. 2 to Loan and Security Agreement dated as of March 17, 1999, between Paradyne Corporation and BankAmerica Business Credit, Inc. ("Creditor") and reaffirms its obligations under a Guaranty dated as of July 31, 1996 (the "Guaranty") made by the undersigned in favor of the Creditor and acknowledges and agrees that the Guaranty remains in full force and effect.

     Dated as of March 17, 1999.


                                        PARADYNE CANADA, LTD.


                                        By:  /s/  Patrick Murphy
                                           ------------------------------------
                                        Name:     Patrick Murphy
                                             ----------------------------------
                                        Title:         CFO
                                             ----------------------------------


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